UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of November 1, 2005, providing for the issuance of
Citigroup Mortgage Loan Trust Inc., Series 2005-9
Mortgage Pass-Through Certificates)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127834	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street
New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[      ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[      ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[      ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[      ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Description of the Mortgage Pool

Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans a series of certificates, entitled Citigroup Mortgage Loan Trust Inc., Series 2005-9, Mortgage Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005, among the Registrant as depositor, CitiMortgage, Inc. as master servicer and trust administrator, Citibank, N.A. as Paying Agent, Certificate Registrar and Authenticating Agent and U.S. Bank National Association as trustee. The Certificates are to be designated as the Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-9. Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99	Collateral Term Sheets (as defined in Item 8.01) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-9 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 30, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.
By:	/s/ Peter D. Steinmetz
Name:	Peter D. Steinmetz
Title:	Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
99.5	Collateral Term Sheets (as defined in Item 5) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-9.	6